EATON VANCE FOCUSED VALUE OPPORTUNITIES FUND

Supplement to Summary Prospectus, Prospectus and

Statement of Additional Information dated July 1, 2022

Effective September 30, 2022, the portfolio management team for Eaton Vance Focused Value Opportunities Fund will be as follows:

Aaron S. Dunn, CFA, Vice President of Eaton Vance, has managed the Fund since December 2017.

Bradley T. Galko, CFA, Vice President of Eaton Vance, has managed the Fund since February 2020.

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